Execution Version SECOND AMENDMENT SECOND AMENDMENT, dated as of May 18, 2023 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of May 14, 2021 (as amended by the First Amendment, dated November 30, 2021, as further amended by the LIBOR Transition Amendment, dated May 8, 2023, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among Columbus McKinnon Corporation, a New York corporation (the “Company”), Columbus McKinnon EMEA GmbH (the “German Borrower” and, together with the Company and any other Designated Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. W I T N E S S E T H: WHEREAS, subject to the terms and conditions of the Credit Agreement, the Company may (i) replace the outstanding Revolving Commitments (as defined in the Credit Agreement and the Revolving Commitments in effect immediately prior to the effectiveness of this Amendment, the “Existing Revolving Commitments”) and Revolving Loans thereunder (the “Existing Revolving Loans”) with Replacement Revolving Commitments and Revolving Loans (the “Replacement Revolving Loans”) thereunder, by, among other things, entering into a Refinancing Amendment with the Second Amendment Revolving Lenders (as defined below) and (ii) establish Incremental Revolving Commitments and incremental Revolving Loans thereunder by, among other things, entering into an Increased Facility Activation Notice with the Second Amendment Revolving Lenders; WHEREAS, (i) pursuant to Section 2.27 of the Credit Agreement, the Company has requested that the Existing Revolving Commitments and Existing Revolving Loans thereunder be replaced with Replacement Revolving Commitments (the “2023 Revolving Commitments”) and Replacement Revolving Loans thereunder (the “2023 Revolving Loans”) and (ii) pursuant to Section 2.24 of the Credit Agreement, the Company has requested Incremental Revolving Commitments, in an aggregate amount of $75,000,000 (the “2023 Incremental Revolving Commitments” and the Loans thereunder, the “2023 Incremental Revolving Loans”), which shall be in the form of an increase in the 2023 Revolving Commitments; WHEREAS, (i) each Person identified as a “Second Amendment Revolving Lender” on Schedule A attached hereto (collectively, the “Second Amendment Revolving Lenders”) agrees to replace its Existing Revolving Commitments with the 2023 Revolving Commitments in an aggregate amount equal to its “2023 Revolving Commitment” set forth on Schedule A hereto on the Second Amendment Effective Date and (ii) provide the 2023 Incremental Revolving Commitments and the Replacement Revolving Commitments in the amount set forth opposite such Person’s name on Schedule B on the Second Amendment Effective Date (as defined below) on the terms and subject to the conditions as set forth herein; WHEREAS, (i) for purposes of Section 2.27 of the Credit Agreement, this Amendment shall constitute a Refinancing Amendment and (ii) for purposes of Section 2.24 of the Credit Agreement, this Amendment shall constitute an Increased Facility Activation Notice and the Second Amendment Effective Date shall be the Increased Facility Closing Date with respect to the 2023 Incremental Revolving Commitments; and WHEREAS, JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, and Wells Fargo Securities, LLC are the joint lead arrangers and joint bookrunners for this Amendment.

2 NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement. SECTION 2. Amendments to the Credit Agreement: (a) Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows: i. The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 (or, to the extent applicable, are hereby amended and restated in their entirety): “Second Amendment” means the Second Amendment, dated as of May 18, 2023 among the Administrative Agent, the Company, each Second Amendment Revolving Lender, the Swingline Lender and each Issuing Lender. “Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment. ii. The definition of “Adjusted Daily Simple SOFR” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) (i) with respect to Term Loans, 0.1148% and (ii) with respect to Revolving Loans, 0.10%; provided that if the Adjusted Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. iii. The definition of “Interest Payment Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Interest Payment Date” means, (a) as to any Term Benchmark Loan, the last day of each Interest Period applicable to such Loan and the Initial Term Loan Maturity Date or the Revolving Termination Date (as applicable), (b) as to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan and the Revolving Termination Date; provided, however, that if any Interest Period for a Term Benchmark Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates (c) as to any Base Rate Loan (other than a Swingline Loan), the last day of each March, June, September and December and the Initial Term Loan Maturity Date or the Revolving Termination Date (as applicable), (d) subject to Section 2.16, with respect to any Loan bearing interest at the Adjusted Daily Simple SOFR, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (e) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Maturity Date.

3 iv. The definition of “Joint Lead Arrangers” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “With respect to the Second Amendment, JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, and Wells Fargo Securities, LLC are joint lead arrangers and joint bookrunners.” after the last sentence of the definition. v. The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, Second Amendment” after the text “First Amendment”. vi. The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “The Total Revolving Commitments on the Second Amendment Effective Date are $175,000,000.” after the last sentence of the definition. vii. The definition of “Term SOFR Adjustment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Term SOFR Adjustment” means (i) with respect to Term Loans, (x) 0.11448% per annum for an Interest Period of one month; (y) 0.26161% per annum for an Interest Period of three months; and (z) 0.42826% per annum for an Interest period of six months and (ii) with respect to Revolving Loans, 0.10%. (b) Revolving Commitments. i. On the Second Amendment Effective Date (immediately prior to giving effect to the 2023 Incremental Revolving Commitments), each Second Amendment Revolving Lender agrees to replace its Existing Revolving Commitments in accordance with Section 2.27 of the Credit Agreement with 2023 Revolving Commitments on the terms set forth in this Amendment. Each Second Amendment Revolving Lender hereby severally agrees to provide the 2023 Incremental Revolving Commitments in an aggregate amount equal to such Second Amendment Revolving Lender’s 2023 Incremental Revolving Commitment, which 2023 Incremental Revolving Commitment shall constitute part of, and be added to, the 2023 Revolving Commitments. ii. From and after the Second Amendment Effective Date, (i) each Second Amendment Revolving Lender shall be a “Lender”, a “Revolving Lender”, an “Incremental Lender” and an “Incremental Revolving Lender” for all purposes under the Amended Credit Agreement and the other Loan Documents and perform all the obligations of, and have all the rights of, a Lender and Revolving Lender thereunder and (ii) the 2023 Revolving Commitments (including, for the avoidance of doubt, the 2023 Incremental Revolving Commitments) shall constitute “Revolving Commitments”, and the 2023 Revolving Loans (including, for the avoidance of doubt, the 2023 Incremental Revolving Loans) shall constitute “Revolving Loans” for all purposes under the Amended Credit Agreement. iii. On the Second Amendment Effective Date, (i) all Revolving Loans outstanding immediately prior to the effectiveness of this Amendment (if any) shall be reallocated on a pro rata basis among the Revolving Lenders (which shall include the Second Amendment Revolving Lenders), (ii) each Second Amendment Revolving Lender will automatically and without further act be deemed to have assumed its ratable share of the participations under the Amended Credit Agreement in outstanding Letters of Credit (if any) such that, giving effect to this Amendment, all of the Second Amendment Revolving Lenders’ participations under the Amended

4 Credit Agreement in Letters of Credit shall be held on a pro rata basis on the basis of their respective Revolving Commitments (after giving effect to this Amendment), and (iii) if any Revolving Loans are borrowed on such date, each Second Amendment Revolving Lender will automatically and without further act be deemed to participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to this Amendment); provided that it is understood and agreed that the notice, minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement or the Amended Credit Agreement shall not apply to the transactions effected pursuant to this clause (b)(iii). SECTION 3. Effectiveness. This Amendment shall become effective on and as of the date (the “Second Amendment Effective Date”) on which the following conditions have been satisfied: (a) The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of the Company, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) a duly executed and completed counterpart hereof that bears the signature of each Second Amendment Revolving Lender, Swingline Lender and Issuing Lender. (b) To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment and any other reasonable out-of- pocket expenses required to be reimbursed or paid by the Loan Parties under the Amended Credit Agreement or under any Loan Document. (c) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of such date as if made on and as of such date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing or would result from this Amendment. (d) The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party. (e) The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Second Amendment Effective Date. (f) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company, certifying on behalf of the Company, (i) compliance with Section 3(c) and (ii) the 2023 Incremental Revolving Commitments do not exceed the Available Incremental Amount as of the Second Amendment Effective Date. (g) The Administrative Agent shall have received, on behalf of itself and the Lenders on the Second Amendment Effective Date (after giving effect hereto), a favorable written opinion of (i) DLA Piper LLP (US), counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, (ii) DLA Piper LLP (Germany), German counsel to Columbus McKinnon EMEA GMBH and

5 (iii) Gordon Rees Scully Mansukhani, Wisconsin counsel to Dorner Mfg. Corp., in each case in form and substance reasonably satisfactory to the Administrative Agent. (h) The Administrative Agent shall have received each of the items referred to in clauses (i) and (ii) below: (i) in the case of each Loan Party, a certificate of the Secretary or Assistant Secretary or similar officer of such Loan Party dated the Second Amendment Effective Date and certifying: (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or, in the case of a Loan Party (other than the Company), that there has been no change to the by-laws of such Person since those delivered on the Closing Date, (B) that attached thereto is a true and complete copy of resolutions or other action duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party, in each case, authorizing the execution, delivery and performance of this Amendment, the other Loan Documents to which such person is a party and the transactions contemplated hereby and thereby and, in the case of the Borrowers, the borrowings thereunder, and, in each case, that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date, (C) that attached thereto is a copy of the certificate or articles of incorporation of such Loan Party, including all amendments thereto, or such other documents and certifications as the Administrative Agent may reasonably require to evidence that such Loan Party is duly organized or formed in the jurisdiction of its organization, certified as of a recent date by the relevant authority of such jurisdiction or that there has been no change to the certificate or articles of incorporation of such Loan Party since that delivered on the Closing Date, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of the Company or any other Loan Party, as applicable; and (E) that attached thereto is a certificate from a recent date to evidence that such Loan Party is validly existing, in good standing (to the extent applicable) and qualified to engage in business in the jurisdiction of its organization; (ii) a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificates pursuant to clause (i) above. (i) The Administrative Agent shall have received a solvency certificate signed by the chief financial officer of the Company. (j) (i) At least 3 Business Days prior to the Second Amendment Effective Date, all documentation and other information with respect to the Company and its Subsidiaries that shall have

6 been reasonably requested by the Administrative Agent in writing at least 10 Business Days prior to the Second Amendment Effective Date that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (ii) if any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Administrative Agent has provided the Company the name of each requesting Lender and its electronic delivery requirements at least 10 business days prior to the Second Amendment Effective Date, the Administrative Agent and each such Lender requesting a Beneficial Ownership Certification (which request is made through the Administrative Agent) will have received, at least three (3) business days prior to the Second Amendment Effective Date, the Beneficial Ownership Certification in relation to the applicable Borrower. (k) Prior to or substantially contemporaneously with the Second Amendment Effective Date, the Benchmark with respect to Dollars shall have transitioned from the Adjusted LIBO Rate to a new adjusted rate based on Term SOFR and replaced in accordance with the terms of the Credit Agreement (in effect immediately prior to such transition). SECTION 4. Effect of Amendment. 4.1. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. 4.2. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 5. General. 5.1. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. 5.2. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment in accordance with Section 10.05 of the Amended Credit Agreement, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent. 5.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

7 5.4. Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. [remainder of page intentionally left blank]

Signature Page to Amendment PNC BANK N.A., as Second Amendment Revolving Lender and Issuing Lender By: Name: Felicia E. Leksono Title: Senior Vice President

Signature Page to Amendment Citizens Bank, N.A., as Second Amendment Revolving Lender By: Name: Paul Monaco Title: Vice President